UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2011

Semi-Annual Report

LMP Corporate Loan Fund Inc.
(TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Corporate Loan Fund Inc.

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from chairman	II

Investment commentary	III

Schedule of investments	1

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	12

Statement of cash flows	13

Financial highlights	14

Notes to financial statements	16

Board approval of management and subadvisory agreements	23

Additional shareholder information	29

Dividend reinvestment plan	30

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

LMP Corporate Loan Fund Inc.	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended March 31, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s advance estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during the last four months of the reporting period, though it remained elevated. The rate fell to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in March 2011 that approximately 13.5 million Americans looking for work have yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined a sharp 8.9% in February, before increasing 3.7% in March. At the end of March, the inventory of unsold homes was an 8.4 month supply at the current sales level, versus an 8.5 month supply in February. Despite the uptick in sales during March, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $159,600 in March 2011, down 5.9% from March 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period.

IV	LMP Corporate Loan Fund Inc.

Investment commentary (cont’d)

Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4. While the reading moderated somewhat to 61.2 in March, fifteen of eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first month of the reporting period. The markets then experienced a sharp sell-off in mid-November 2010 and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Fixed-income market review

The spread sectors rallied in October in the wake of the Fed indicating the possibility of another round of quantitative easing. However, they then started to weaken toward the middle of

LMP Corporate Loan Fund Inc.	V

November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors largely regained their footing during the last four months of the reporting period, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended March 31, 2011. When the period began, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively. Treasury yields initially moved lower, with two-year Treasuries hitting their low for the period of 0.33% on November 4, 2010. Ten-year Treasuries reached their trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, given the tragic events in Japan. However, yields moved higher toward the end of March as investor risk appetite resumed. When the period ended on March 31, 2011, two-year Treasury yields were 0.80% and ten-year Treasury yields were 3.47%. For the six months ended March 31, 2011, the Barclays Capital U.S. Aggregate Indexv returned -0.88%.

Performance review

For the six months ended March 31, 2011, LMP Corporate Loan Fund Inc. returned 8.01% based on its net asset value (“NAV”)vi and 14.77% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averagevii returned 7.81% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to common stock shareholders totaling $0.32 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$12.59 (NAV)	8.01%
$12.45 (Market Price)	14.77%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s

VI	LMP Corporate Loan Fund Inc.

Investment commentary (cont’d)

and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

LMP Corporate Loan Fund Inc.	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 37 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans (a) — 91.3%
Aerospace/Defense — 1.1%
Transdigm Inc., New Term Loan B	4.000%	2/14/17	$1,150,438	$1,160,684
Triumph Group Inc., Term Loan B	4.500%	6/16/16	853,466	858,089
Total Aerospace/Defense				2,018,773
Air Transport — 0.7%
United Airlines Inc., Term Loan B	2.313%	2/3/14	1,302,625	1,273,210
Automotive — 3.2%
Ford Motor Co., Term Loan B1	3.010%	12/16/13	2,238,715	2,240,275
HHI Holdings LLC, New Term Loan B	7.750%	3/21/17	395,144	395,144
Kar Holdings, Term Loan B	3.000%	10/18/13	1,354,543	1,353,274
Keystone Automotive Operations Inc., Term Loan B	9.750%	2/18/16	100,000	99,250
Metaldyne Company LLC, Term Loan B	7.750%	10/28/16	762,028	781,079
Tire Rack Inc., Term Loan B	2.000%	6/24/12	709,197	704,174
UCI International Inc., New Term Loan B	5.500%	7/26/17	458,574	461,798
Total Automotive				6,034,994
Broadcast Radio and Television — 1.8%
Acosta Inc., Term Loan	4.750%	3/1/18	311,100	312,137
National Cinemedia Inc., Term Loan B	1.810%	2/13/15	985,659	973,515
Univision Communications, Extended Term Loan	4.496%	3/31/17	678,798	662,555
Weather Channel, New Term Loan B	4.250%	2/13/17	1,542,818	1,555,997
Total Broadcast Radio and Television				3,504,204
Building and Development — 4.0%
Beacon Sales Acquisition Inc., Term Loan B	2.246 - 2.303%	9/30/13	1,097,134	1,075,877
Building Materials Holding Corp., First Lien Term Loan	3.000%	2/24/14	1,076,943	1,080,692
CPG International Inc., New Term Loan B	6.000%	2/18/17	493,228	494,153
Custom Building Products Inc., Term Loan B	5.750%	3/19/15	501,520	505,595
Panolam Industries International Inc., Extended First Lien Term Loan	8.250%	12/31/13	984,881	912,246
Pike Electric Inc., Term Loan B	2.063%	7/2/12	639,093	634,300
Pike Electric Inc., Term Loan C	2.063%	12/10/12	755,845	750,176
South Edge LLC, Term Loan C	0.000%	10/31/09	2,500,000	2,118,750	(b)†
Total Building and Development				7,571,789
Business Equipment and Services — 9.8%
Affinion Group Inc., Term Loan B	5.000%	10/10/16	1,657,583	1,661,727
Altegrity Inc., Term Loan	3.059%	2/21/15	1,078,198	1,071,459
Asurion Corp., First Lien Term Loan	3.258 - 3.312%	7/3/14	196,921	195,866
Asurion Corp., Second Lien Term Loan	6.758%	7/3/15	1,422,414	1,413,524
Asurion Corp., Tranche B2 Incremental Term Loan	6.750%	3/31/15	723,188	733,648

See Notes to Financial Statements.

2	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Business Equipment and Services — continued
Belfor U.S.A., Term Loan B	5.750 - 6.000%	12/4/13	$2,249,426	$2,260,673
Bright Horizons Family Solutions, Term Loan B	7.500%	5/28/15	1,474,721	1,485,475
Deluxe Entertainment Services Group Inc., Letter of Credit	6.250%	5/11/13	74,486	74,299
Deluxe Entertainment Services Group Inc., Second Lien Term Loan	11.000%	11/11/13	1,000,000	990,000
Deluxe Entertainment Services Group Inc., Tranche B Term Loan	6.250%	5/11/13	1,147,077	1,144,209
Fidelity National Information Solutions Inc., Term Loan B	5.250%	7/18/16	1,304,998	1,314,378
First Data Corp., Term Loan B1	3.002%	9/24/14	2,155,687	2,068,787
Global Cash Access LLC, Term Loan B	7.000%	3/1/16	188,368	190,958
InfoGroup Inc., New Term Loan B	6.250%	7/1/16	850,447	858,952
Intralinks Inc., Term Loan	5.750%	6/15/14	1,279,363	1,287,359
N.E.W Holdings I LLC, Secured Term Loan	6.000%	3/23/16	1,520,536	1,520,156
Rovi Solutions Corp., Term Loan B	4.000%	2/7/18	131,000	132,064
Verifone Inc., Term Loan	3.000%	10/31/13	353,521	349,101
Total Business Equipment and Services				18,752,635
Cable and Satellite Television — 3.8%
Bragg Communications Inc., Term Loan B Tranche Two	2.811%	8/31/14	1,942,101	1,920,252
Insight Midwest Holdings LLC, Term Loan B	2.010 - 2.050%	4/7/14	1,562,881	1,548,219
Mediacom Illinois LLC, Tranche D Term Loan	5.500%	3/31/17	1,984,887	1,986,955
Telesat Canada, U.S. Term I Loan	3.250%	10/31/14	1,672,001	1,670,608
Telesat Canada, U.S. Term II Loan	3.250%	10/31/14	143,620	143,500
Total Cable and Satellite Television				7,269,534
Chemicals/Plastics — 6.3%
General Chemical Corp., Tranche B Term Loan	5.000 - 5.750%	10/6/15	682,186	687,302
Hexion Specialty Chemicals Inc., Extended Term Loan C4	4.063%	5/5/15	795,678	796,653
Hexion Specialty Chemicals Inc., Term Loan C5	2.563%	5/6/13	772,401	764,677
Huish Detergents Inc., Second Lien Term Loan	4.500%	10/26/14	1,675,000	1,618,469
Kik Custom Products Inc., Canadian Term Loan	2.500%	6/2/14	92,336	80,956
Kik Custom Products Inc., First Lien Term Loan	2.500%	6/2/14	538,626	472,240
Kik Custom Products Inc., Second Lien Term Loan	5.246%	11/30/14	1,583,334	1,066,111
Nalco Company, Term Loan B1	4.500%	10/5/17	1,616,875	1,633,212
Omnova Solutions Inc., Term Loan B	5.750%	5/31/17	673,014	678,902
Polypore Inc., Incremental Term Loan	2.250%	7/3/14	1,068,586	1,055,897
Rockwood Specialties Group Inc., New Term Loan B	3.750%	2/9/18	912,074	920,340
Styron S.A.R.L LLC, New Term Loan B	6.000%	8/2/17	772,314	777,704

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	3

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Chemicals/Plastics — continued
Unifrax Corp., Term Loan B	2.500%	5/2/13	$1,408,218	$1,388,855
Total Chemicals/Plastics				11,941,318
Conglomerates — 0.7%
TriMas Corp., Tranche B Extended Term Loan	6.000 - 7.500%	12/15/15	1,163,906	1,172,636
TriMas Corp., Tranche B1 LC Extended Term Loan	6.000%	8/2/11	93,750	94,453
Total Conglomerates				1,267,089
Containers and Glass Products — 2.1%
Berry Plastics Corp., Term Loan C	2.314%	4/3/15	997,403	957,922
Graphic Packaging International Inc., First Lien Term Loan	2.303 - 2.304%	5/16/14	1,893,795	1,883,932
Reynolds Group Holdings Inc., Tranche E Term Loan	4.250%	2/9/18	1,183,647	1,190,518
Total Containers and Glass Products				4,032,372
Cosmetics/Personal Care — 0.5%
Vi-Jon, Term Loan B	2.254 - 2.261%	4/24/14	913,159	900,603
Drugs — 1.8%
Axcan Pharma Inc., Term Loan B	5.500%	2/10/17	846,842	846,180
Catalent Pharma Solutions, Dollar Term Loan	2.496%	4/10/14	1,086,932	1,056,136
Royalty Pharma Finance Trust, Term Loan	2.557%	4/16/13	1,539,198	1,539,188
Total Drugs				3,441,504
Ecological Services and Equipment — 0.7%
Waste Industries U.S.A Inc., Term Loan B	4.750%	3/17/17	1,361,183	1,368,823
Electronics/Electric — 4.1%
Applied Systems Inc., First Lien Term Loan	5.500%	12/8/16	335,410	337,507
Applied Systems Inc., Second Lien Term Loan	9.250%	6/7/17	400,000	405,333
Bentley Systems Inc., Term Loan B	5.750 - 6.500%	12/29/16	605,107	609,645
Dealer Computer Services, Term Loan B	5.250%	4/21/17	1,552,683	1,559,864
Edwards (Cayman Islands II) Ltd., Term Loan B	5.500%	5/31/16	165,881	165,674
MSCI Inc., New Term Loan	3.750%	3/14/17	884,288	889,953
Sabre Inc., Term Loan B	2.246 - 2.304%	9/30/14	1,160,071	1,095,139
Sungard Data Systems Inc., Add on Term Loan	3.760%	2/28/14	100,000	100,186
Vertafore Inc., Second Lien Term Loan	9.750%	10/27/17	800,000	816,000
Vertafore Inc., Term Loan	5.250%	7/29/16	1,845,375	1,849,989
Total Electronics/Electric				7,829,290
Equipment Leasing — 0.4%
Rent-A-Center Inc., Extended Term Loan B	3.310%	3/31/15	806,415	808,431
Rent-A-Center Inc., Term Loan B	2.000%	6/30/12	3,364	3,364
Total Equipment Leasing				811,795

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Financial Intermediaries — 0.6%
Fifth Third Processing Solutions LLC, Second Lien Term Loan	8.250%	11/1/17	$257,221	$261,615
Fifth Third Processing Solutions LLC, Term Loan B	5.500%	11/3/16	843,041	851,471
Total Financial Intermediaries				1,113,086
Food Products — 3.4%
Del Monte Foods Co., Term Loan	4.500%	3/8/18	1,103,000	1,105,154
Michael Foods Inc., Term Loan B	4.250%	2/23/18	1,981,655	1,995,527
NPC International, Term Loan B	2.000 - 2.070%	5/3/13	1,255,325	1,245,910
Pinnacle Foods Holdings Corp., Term Loan D	6.000%	4/2/14	710,707	717,281
Pinnacle Foods Holdings Corp., Tranche B Term Loan	2.761%	4/2/14	1,333,001	1,329,946
Total Food Products				6,393,818
Food Service — 1.9%
Advantage Sales & Marketing Inc., Second Lien Term Loan	9.250%	6/18/18	400,000	408,250
Advantage Sales & Marketing Inc., Term Loan B	5.250%	12/18/17	1,064,191	1,070,505
Burger King Corp., New Term Loan B	4.500%	10/19/16	1,403,077	1,402,946
Dunkin’ Brands Inc., New Term Loan B	4.250%	11/23/17	739,610	744,167
Total Food Service				3,625,868
Food/Drug Retailers — 1.0%
General Nutrition Centers Inc., New Term Loan B	4.250%	3/2/18	1,502,315	1,504,418
Great Atlantic & Pacific Tea Co., DIP Term Loan	8.750%	6/15/12	418,052	424,323
Total Food/Drug Retailers				1,928,741
Forest Products — 1.4%
Cenveo Corp., Term Loan B	6.250%	12/21/16	1,061,992	1,067,966
Clarke American Corp., Term Loan B	2.746 - 2.807%	6/30/14	1,584,422	1,511,934
Total Forest Products				2,579,900
Healthcare — 11.4%
AMN Healthcare, Term Loan B	7.250%	6/23/15	1,446,793	1,446,793
Ardent Medical Services Inc., First Lien Term Loan	6.500%	9/15/15	1,155,727	1,163,432
Biomet Inc., Term Loan B	3.250 - 3.308%	3/25/15	1,846,037	1,845,524
CareStream Health Inc., Term Loan B	—	2/25/17	2,350,000	2,303,367	(c)
CHG Companies Inc., Second Lien Term Loan	11.250%	4/5/17	425,000	434,562
CHG Companies Inc., Term Loan B	7.250%	10/5/16	1,255,549	1,271,243
DaVita Inc., New Term Loan B	4.500%	10/20/16	1,056,291	1,062,511
DJO Finance LLC, New Term Loan B	3.246%	5/20/14	1,367,314	1,361,047
Fresenius US Finance I Inc., Term Loan C1	3.500%	9/10/14	1,231,265	1,235,105
Fresenius US Finance I Inc., Term Loan C2	3.500%	9/10/14	739,411	741,256
Grifols Inc., Term Loan B	—	11/23/16	1,371,228	1,382,936	(c)

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	5

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Healthcare — continued
HCA Inc., Term Loan B	2.557%	11/18/13	$2,231,309	$2,224,162
MedAssets Inc., New Term Loan	5.250%	11/16/16	526,669	530,839
Multiplan Inc., New Term Loan B	4.750%	8/26/17	1,442,308	1,449,339
Universal Health Services Inc., Term Loan B	4.000%	11/15/16	1,700,844	1,709,613
Vanguard Health Holding Co. II LLC, Term Loan B	5.000%	1/29/16	1,592,010	1,598,630
Total Healthcare				21,760,359
Home Furnishings — 0.2%
Sleep Innovations Inc., Second Lien Term Loan	11.500%	3/5/15	389,172	391,118	(d)
Hotels/Motels/Inns and Casinos — 2.2%
Ameristar Casinos Inc., Initial Term Loan	3.553%	11/10/12	1,784,939	1,788,845
Kalispel Tribal Economic Authority, Term Loan B	6.057%	2/22/17	1,400,000	1,379,000
VML U.S. Finance LLC, Delayed Draw Term Loan B	4.790%	5/25/12	344,679	345,133
VML U.S. Finance LLC, Term Loan B	4.790%	5/27/13	596,730	596,854
Total Hotels/Motels/Inns and Casinos				4,109,832
Industrial Equipment — 3.6%
Brock Holdings III Inc., New Second Lien Term Loan	—	3/16/18	400,000	408,000	(c)
Brock Holdings III Inc., New Term Loan B	6.000%	3/16/17	489,772	487,935
Bucyrus International Inc., Term Loan	4.250%	2/19/16	1,595,183	1,605,153
Goodman Global Holdings Inc., First Lien Term Loan	5.750%	10/28/16	863,074	869,477
Goodman Global Holdings Inc., Second Lien Term Loan	9.000%	10/30/17	398,264	410,835
Manitowoc Co. Inc., Term Loan B	8.000%	11/6/14	332,920	335,625
NES Rentals Holdings Inc., Second Lien Term Loan	—	7/20/13	1,243,176	1,232,298	(c)
Veyance Technologies Inc., Delayed Draw Term Loan	2.750%	7/31/14	212,171	196,833
Veyance Technologies Inc., Initial Term Loan	2.770%	7/31/14	1,481,360	1,374,269
Total Industrial Equipment				6,920,425
Insurance — 1.2%
AGFS Funding Co., Term Loan B	7.250%	4/21/15	2,345,156	2,351,753
Leisure — 5.5%
AE Europe Holdings LLC, First Lien Term Loan	3.000%	12/1/12	390,123	388,172
AE Europe Holdings LLC, Second Lien Term Loan	6.750%	6/1/13	1,000,000	997,500
Carmike Cinemas Inc., Term Loan B	5.500%	1/27/16	1,365,734	1,375,407
Cedar Fair L.P., New Term Loan B	4.000%	12/15/17	723,855	728,310
Lodgenet Entertainment Corp., Term Loan	6.500%	4/4/14	1,235,791	1,187,904
Regal Cinemas Inc., Term Loan B	3.557%	8/23/17	1,999,210	2,005,034
Six Flags Theme Parks Inc., Term Loan B	5.250%	6/30/16	1,897,669	1,916,171
Zuffa, Incremental Term Loan	7.500%	6/19/15	370,962	376,062
Zuffa, Term Loan B	2.313%	6/19/15	1,503,252	1,478,825
Total Leisure				10,453,385

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Nonferrous Metals/Materials — 1.1%
Compass Minerals Group Inc., Extended Term Loan C	3.000 - 3.030%	1/15/16	$834,580	$834,580
Compass Minerals Group Inc., Term Loan	1.750 - 1.780%	12/22/12	178,221	178,667
JMC Steel Group Inc., Term Loan	4.750%	4/3/17	740,937	742,474
Walter Energy Inc., Term Loan B	0.000%	4/2/18	397,454	400,534
Total Nonferrous Metals/Materials				2,156,255
Oil & Gas — 3.2%
Alon USA Energy Inc., Edgington Term Loan	2.561%	8/4/13	309,591	270,118
Alon USA Energy Inc., Paramount Term Loan	2.512 - 2.561%	8/4/13	2,476,758	2,160,972
CGGVeritas Services Inc., Term Loan B2	5.500%	1/12/16	778,641	783,994
Hercules Offshore Inc., Term Loan B	7.500%	7/11/13	1,151,724	1,135,477
Semcrude L.P., Second Lien Term Loan	9.000%	11/30/16	201,873	204,144
Western Refining Inc., Term Loan	—	3/15/17	1,656,761	1,640,194	(c)
Total Oil & Gas				6,194,899
Publishing — 3.5%
Cengage Learning Acquisitions Inc., Term Loan	2.500%	7/3/14	1,163,281	1,117,210
Cengage Learning Acquisitions Inc., Tranche 1 Incremental	7.500%	7/3/14	795,908	802,872
Getty Images Inc., New Term Loan	5.250%	11/7/16	1,145,112	1,156,741
Lamar Media Corp., Term Loan B	4.000%	12/30/16	1,361,341	1,367,637
Quad/Graphics Inc., Term Loan B	5.500%	4/14/16	1,354,221	1,356,466
Valassis Communications Inc., Delayed Draw Term Loan	2.560%	3/2/14	197,855	197,299
Valassis Communications Inc., Term Loan B	2.560%	3/2/14	591,569	589,906
Total Publishing				6,588,131
Retailers — 4.1%
Bass Pro Group LLC, Term Loan	5.000 - 5.750%	4/9/15	1,017,664	1,024,654
CDW Corp., Term Loan	4.006%	10/10/14	864,576	860,996
J Crew Operating Corp., New Term Loan B	4.750%	3/7/18	606,805	605,557
Michaels Stores Inc., Term Loan B	2.563 - 2.625%	10/31/13	1,519,350	1,507,110
Neiman Marcus Group Inc., Term Loan	4.310%	4/6/16	1,360,586	1,362,004
Petco Animal Supplies Inc., New Term Loan	4.500%	11/24/17	1,485,000	1,490,961
Pilot Travel Centers LLC, New Term Loan B	—	3/30/18	907,707	912,246	(c)
Total Retailers				7,763,528
Steel — 0.4%
Tube City IMS Corp., Letter of Credit	2.439%	1/25/14	81,081	80,574
Tube City IMS Corp., Term Loan	2.246%	1/25/14	642,162	638,149
Total Steel				718,723

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	7

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Telecommunications/Cellular Communications — 3.9%
CommScope Inc., New Term Loan B	5.000%	1/14/18	$513,572	$517,745
Intelsat Jackson Holdings Ltd., New Term Loan	5.250%	4/2/18	2,500,000	2,519,720
MetroPCS Wireless Inc., Term Loan B	4.071 - 4.134%	11/4/13	159,768	159,980
MetroPCS Wireless Inc., Term Loan B	4.071 - 4.134%	11/4/16	1,740,610	1,746,671
Ntelos Inc., Term Loan B	—	8/7/15	2,400,100	2,407,600	(c)
Total Telecommunications/Cellular Communications				7,351,716
Utilities — 1.7%
Astoria Generating Co. Acquisitions LLC, Term Loan B	2.010 - 2.060%	2/23/13	449,927	448,873
Covanta Holding Corp., Letter of Credit	1.703%	2/10/14	164,948	163,814
Covanta Holding Corp., Term Loan B	1.813%	2/10/14	321,649	319,438
Firstlight Power Resources Inc., Second Lien Term Loan	4.813%	5/1/14	250,000	236,250
Firstlight Power Resources Inc., Term Loan B	2.813%	11/1/13	799,875	791,876
TPF Generation Holdings LLC, Letter of Credit	2.207%	12/13/13	154,214	153,212
TPF Generation Holdings LLC, Revolver	2.207%	12/15/11	48,343	48,029
TPF Generation Holdings LLC, Second Lien Term Loan C	4.557%	12/15/14	830,000	793,688
TPF Generation Holdings LLC, Term Loan B	2.303%	12/15/13	331,206	329,053
Total Utilities				3,284,233
Total Collateralized Senior Loans (Cost — $172,613,034)				173,703,703
Uncollateralized Senior Loans (a) — 0.7%
Clothing/Textiles — 0.7%
Levi Strauss & Co., Term Loan (Cost — $1,063,701)	2.498%	3/27/14	1,398,319	1,372,974
Corporate Bonds & Notes — 5.3%
Consumer Discretionary — 0.6%
Specialty Retail — 0.6%
General Nutrition Centers	5.750%	3/15/14	1,175,000	1,175,000	(d)(e)
Energy — 1.2%
Energy Equipment & Services — 0.5%
Geokinetics Holdings USA Inc.	9.750%	12/15/14	1,000,000	966,250
Oil, Gas & Consumable Fuels — 0.7%
Stallion Oilfield Holdings Ltd., Senior Secured Notes	10.500%	2/15/15	899,000	975,415
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	7.875%	10/15/18	392,000	415,520	(f)
Total Oil, Gas & Consumable Fuels				1,390,935
Total Energy				2,357,185

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 0.6%
Briggs & Stratton Corp.	6.875%	12/15/20	$1,050,000	$ 1,105,125
Materials — 0.4%
Omnova Solutions Inc.	7.875%	11/1/18	188,000	191,290	(f)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	460,000	465,750	(f)
Total Materials				657,040
Telecommunication Services — 1.7%
Diversified Telecommunication Services — 1.7%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	500,000	502,500	(f)
Qwest Corp., Senior Notes	3.560%	6/15/13	2,659,000	2,785,303	(e)
Total Telecommunication Services				3,287,803
Utilities — 0.8%
NRG Energy Inc., Senior Notes	7.625%	1/15/18	1,500,000	1,558,125	(f)
Total Corporate Bonds & Notes (Cost — $9,516,278)				10,140,278

			Shares
Common Stocks — 0.5%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Mark IV LLC — Class A Shares			4,912	273,844	*(g)
Textiles, Apparel & Luxury Goods — 0.0%
Comfort Co. Inc.			3,664	0	*(g)(h)
Total Consumer Discretionary				273,844
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
SemGroup Corp., Class A Shares			24,938	702,254	*
Total Common Stocks (Cost — $687,306)				976,098
Total Investments Before Short-Term Investments (Cost — $183,880,319)				186,193,053
Short-Term Investments — 2.2%
U.S. Government Agencies — 2.2%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $4,136,000)	0.001%	4/1/11	4,136,000	4,136,000	(i)
Total Investments — 100.0% (Cost — $188,016,319#)				$190,329,053

*	Non-income producing security.
(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	The maturity principal is currently in default as of March 31, 2011.
(c)	All or a portion of this loan is unfunded as of March 31, 2011. The interest rate for fully unfunded term loans is to be determined.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	9

LMP Corporate Loan Fund Inc.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Illiquid security (unaudited).
(i)	Rate shown represents yield-to-maturity.
†	The coupon payment on these securities is currently in default as of March 31, 2011.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	Second Lien	— Subordinate Lien to First Lien
	Term	— Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2011

Assets:
Investments, at value (Cost — $188,016,319)	$190,329,053
Cash	1,688,384
Receivable for securities sold	10,556,548
Interest receivable	920,575
Prepaid expenses	26,698
Total Assets	203,521,258

Liabilities:
Loan payable (Note 5)	30,500,000
Payable for securities purchased	12,905,949
Investment management fee payable	128,615
Interest payable	85,798
Directors’ fees payable	9,278
Distributions payable to auction rate cumulative preferred stockholders	3,112
Accrued expenses	92,384
Total Liabilities	43,725,136
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$124,796,122

Net Assets:
Par value ($0.001 par value; 9,912,609 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,913
Paid-in capital in excess of par value	146,436,107
Undistributed net investment income	1,751,804
Accumulated net realized loss on investments	(25,714,436)
Net unrealized appreciation on investments	2,312,734
Total Net Assets	$124,796,122

Shares Outstanding	9,912,609

Net Asset Value	$12.59

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended March 31, 2011

Investment Income:
Interest	$5,090,969

Expenses:
Investment management fee (Note 2)	732,687
Interest expense (Note 5)	172,224
Audit and tax	60,012
Excise tax (Note 1)	44,382
Legal fees	40,006
Shareholder reports	20,362
Directors’ fees	17,390
Transfer agent fees	15,188
Commitment fees (Note 5)	14,605
Stock exchange listing fees	10,596
Rating agency fees	8,982
Auction participation fees (Note 7)	8,834
Auction agent fees	8,776
Custody fees	4,791
Fund accounting fees	3,176
Insurance	2,457
Miscellaneous expenses	5,360
Total Expenses	1,169,828
Net Investment Income	3,921,141

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	1,157,726
Change in Net Unrealized Appreciation (Depreciation) From Investments	4,224,963
Net Gain on Investments	5,382,689
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 7)	(53,083)
Increase in Net Assets From Operations	$ 9,250,747

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Statements of changes in net assets

For the six months ended March 31, 2011 (unaudited) and the year ended September 30, 2010	2011	2010

Operations:
Net investment income	$ 3,921,141	$ 5,970,342
Net realized gain (loss)	1,157,726	(665,659)
Change in net unrealized appreciation (depreciation)	4,224,963	7,424,272
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(53,083)	(103,090)
Increase in Net Assets From Operations	9,250,747	12,625,865

Distributions to Shareholders From (Note 1):
Net investment income	(3,126,862)	(5,262,624)
Decrease in Net Assets From Distributions to Shareholders	(3,126,862)	(5,262,624)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distributions (1,795 and 64 shares issued, respectively)	22,570	774
Increase in Net Assets From Fund Share Transactions	22,570	774
Increase in Net Assets	6,146,455	7,364,015

Net Assets:
Beginning of period	118,649,667	111,285,652
End of period*	$124,796,122	$118,649,667
* Includes undistributed net investment income of:	$1,751,804	$1,010,608

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	13

Statement of cash flows (unaudited)

For the Year Ended March 31, 2011

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$ 4,479,406
Operating expenses paid	(1,042,791)
Interest paid	(189,523)
Net sales and maturities of short-term investments	4,149,556
Cash distributions paid to auction rate cumulative preferred stockholders	(58,016)
Purchases of long-term investments	(97,557,751)
Proceeds from disposition of long-term investments	89,461,638
Net Cash Used By Operating Activities	(757,481)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(3,104,292)
Proceeds from loan	5,000,000
Net Cash Provided By Financing Activities	1,895,708
Net Increase in Cash	1,138,227
Cash, Beginning of year	550,157
Cash, End of year	$ 1,688,384

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 9,250,747
Accretion of discount on investments	(619,179)
Amortization of premium on investments	(2,395)
Decrease in investments, at value	765,669
Decrease in payable for securities purchased	(1,449,315)
Increase in interest and dividends receivable	(26,954)
Increase in receivable for securities sold	(8,608,635)
Increase in prepaid expenses	(13,285)
Decrease in distributions payable to auction rate preferred stockholders	(4,933)
Decrease in interest payable	(17,299)
Decrease in accrued expenses	(31,902)
Total Adjustments	(10,008,228)
Net Cash Flows Used by Operating Activities	$ (757,481)

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	$ 22,570

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2011[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of period	$11.97	$11.23	$11.11	$13.48	$14.25	$14.32

Income (loss) from operations:
Net investment income	0.39	0.59	0.61	1.16	1.51	1.36
Net realized and unrealized gain (loss)	0.56	0.69	0.11	(2.31)	(0.72)	(0.09)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.01)	(0.04)	(0.38)	(0.47)	(0.41)
Total income (loss) from operations	0.94	1.27	0.68	(1.53)	0.32	0.86

Less distributions from:
Net investment income	(0.32)	(0.53)	(0.56)	(0.84)	(1.09)	(0.93)
Total distributions	(0.32)	(0.53)	(0.56)	(0.84)	(1.09)	(0.93)

Net asset value, end of period	$12.59	$11.97	$11.23	$11.11	$13.48	$14.25

Market price, end of period	$12.45	$11.14	$9.72	$8.15	$12.65	$13.43
Total return, based on NAV[3,4]	8.01%	11.92%	9.15%	(11.07)%	2.43%	6.80%
Total return, based on Market Price[4]	14.77%	20.34%	28.79%	(30.48)%	2.00%	10.44%

Net assets, end of period (millions)	$125	$119	$111	$110	$134	$141

Ratios to average net assets[5]:
Gross expenses	1.91%[6]	2.03%	2.92%	2.13%	2.63%[7]	2.31%
Gross expenses, excluding interest expense[8]	1.63 [6]	1.67	2.22	1.89	1.95 [7]	1.84
Net expenses[9]	1.91 [6]	2.03	2.92	2.12	2.55 [7,10]	2.31 [10]
Net expenses, excluding interest expense[8,9]	1.63 [6]	1.67	2.22	1.89	1.87 [7,10]	1.84 [10]
Net investment income	6.42 [6]	5.17	6.73	9.33	10.67	9.48

Portfolio turnover rate	52%	61%	27%	29%	77%	86%

Auction rate cumulative preferred stock:
Total amount outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$85,000	$85,000
Asset coverage per share	72,624	74,029	70,986	57,378	64,279	66,469
Involuntary liquidating preference per share[11]	25,000	25,000	25,000	25,000	25,000	25,000

Supplemental data:
Loans Outstanding, End of Period (000s)	$30,500	$25,500	$25,500	$50,000	$5,000	$12,000
Asset coverage for loan outstanding	624%	703%	673%	390%	4471%	1983%
Weighted Average Loan (000s)	$26,159	$25,500	$31,287	$6,172	$15,685	$11,389
Weighted Average Interest Rate on Loans	1.30%	1.61%	1.98%	4.67%	6.07%	5.79%

1         For the six months ended March 31, 2011 (unaudited).

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	15

2         Per share amounts have been calculated using the average shares method.

3         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5         Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

6         Annualized.

7         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expenses excluding interest expense would both have been 1.81%.

8         Ratio includes commitment fees incurred on the line of credit.

9         The impact of compensating balance arrangements, if any, was less than 0.01%.

10    Reflects fee waivers and/or expense reimbursements.

11    Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), with the assistance of Citigroup Alternative Investments LLC (“CAI”), the Fund’s subadviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the senior loans held by the Fund have or could have occurred. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	17

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized senior loans	—	$173,703,703	—	$173,703,703
Uncollateralized senior loans	—	1,372,974	—	1,372,974
Corporate bonds & notes	—	10,140,278	—	10,140,278
Common stocks:
Consumer discretionary	—	—	$273,844	273,844
Energy	$702,254	—	—	702,254
Total long-term investments	$702,254	$185,216,955	$273,844	$186,193,053
Short-term investments†	—	4,136,000	—	4,136,000
Total investments	$702,254	$189,352,955	$273,844	$190,329,053

†  See Schedule of Investments for additional detailed categorizations.

18	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Investments In Securities	Consumer Discretionary
Balance as of September 30, 2010	$189,726
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	84,118
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2011	$273,844
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011[1]	$ 84,118

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	19

Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS .

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Cash flow information. The Fund invests in senior loans and securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(g) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $51,537 of federal excise taxes attributable to calendar year 2010 in March 2011.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax

20	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$96,108,436
Sales	97,621,304

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	21

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 3,492,428
Gross unrealized depreciation	(1,179,694)
Net unrealized appreciation	$ 2,312,734

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2011, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on December 14, 2011. For the six months ended March 31, 2011, the Fund paid a quarterly facility fee at an annual rate of 0.15%, on the unutilized portion of the facility. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended March 31, 2011 was $172,224. For the six months ended March 31, 2011, the Fund incurred commitment fees in the amount of $14,605. For the six months ended March 31, 2011, the Fund had an average daily loan balance outstanding of $26.2 million and the weighted average interest rate was 1.30%. At March 31, 2011, the Fund had $30.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to March 31, 2011

On April 7, 2011, the Board of Directors (the “Board”) of the Fund declared a distribution in the amount of $0.0535, payable on April 29, 2011 to Common Stock Shareholders of record on April 21, 2011. On April 20, 2011, the Board declared a distribution in the amount of $0.0595, payable on May 27, 2011 to common stock shareholders of record on May 20, 2011.

7. Auction rate cumulative preferred stock

As of March 31, 2011, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher

22	LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.257% to 0.347% during the six months ended March 31, 2011. At March 31, 2011, the dividend rates in effect were as follows:

	Series A	Series B
Dividend rates	0.272%	0.257%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended March 31, 2011, CGM earned $8,834 as a participating broker/dealer.

8. Capital loss carryforward

As of March 31, 2011, the Fund had a net capital loss carryforward of approximately $25,843,326, of which $221,575 expires in 2011, $5,010,233 expires in 2012, $75,268 expires in 2013, $106,488 expires in 2014, $42,357 expires in 2015, $909,268 expires in 2016, $6,912,033 expires in 2017 and $12,566,104 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

LMP Corporate Loan Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of LMP Corporate Loan Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, on an annual basis approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and the Fund’s sub-adviser, Citigroup Alternative Investments LLC (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and, in the case of the Management Agreement, other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

24	LMP Corporate Loan Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager, Legg Mason Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group

LMP Corporate Loan Fund Inc.	25

of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged loan participation closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and, at the Board’s request, its peer funds as selected by Lipper. The Performance Universe ranged from two to thirty-three funds for the 1-, 3-, 5- and 10-year periods ended June 30, 2010.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2010 was ranked near the bottom (thirty-first) among the thirty-six funds in the Performance Universe for such period but that the Fund’s performance for each of the 3-, 5- and 10-year periods ended June 30, 2010 was ranked in the first or second quintile of the funds in the Performance Universe for that period. Based upon the explanations presented at the Contract Renewal Meeting by the Manager and the Sub-Adviser, the Board believed the Fund’s underperformance relative to its Performance Universe for the 1-year period to be an anomaly in light of its strong relative performance over all other periods measured and gave greater weight to the Fund’s performance over those longer periods. The Board also considered the volatile market conditions during 2008 and early 2009 and the Fund’s performance in relation to its benchmarks and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance over the long term supported continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee payable to the Sub-Adviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

26	LMP Corporate Loan Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and six other loan participation closed-end funds, as classified by Lipper. Net common share assets of the seven funds in the Expense Group ranged from $65.2 million to $729.8 million. Only one fund in the Expense Group was smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Fund’s contractual Management Fee was ranked second among the funds in the Expense Group. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) on the basis of common assets only was ranked fourth among the funds in the Expense Group and was at the Expense Group median and the Fund’s actual total expenses on the basis of common assets were ranked third among the funds in the Expense Group and were better than the Expense Group median. The Lipper Expense Information also showed that, on the basis of both common and leveraged assets, the Fund’s actual Management Fee and the Fund’s actual total expenses both were ranked third among the funds in the Expense Group and were better than the Expense Group median. The Board noted, among other things, that the small number of funds in the Expense Group and the varying size of the Expense Group funds made meaningful comparisons difficult, especially since all but one of the other Expense Group funds were larger than the Fund.

At the Contract Renewal Meeting, the Board considered and approved a request (the “Cost Allocation Request”) from the Manager to allocate to the Fund certain fund accounting and financial reporting costs, previously paid by the Manager on a voluntary basis, in line with industry practice and the terms of the Management Agreement. In doing so, the Board reviewed supporting information and analyses provided by the Manager, including information and analyses as to the impact of the Cost Allocation Request on Fund expenses.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund

LMP Corporate Loan Fund Inc.	27

officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 9 percent over the period covered by the analysis. The Manager presented information to the Board showing that the Cost Allocation Request would increase profitability slightly. The Board, however, concluded that the Manager’s profitability was not excessive in light of the nature, scope and overall quality of the management, investment advisory and other services provided to the Fund by the Manager and the Sub-Adviser.

28	LMP Corporate Loan Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

LMP Corporate Loan Fund Inc.	29

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on January 28, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	8,831,721	184,652
Leslie H. Gelb	8,814,902	201,471

At March 31,2011, in addition to Daniel P. Cronin and Leslie H. Gelb, the other Directors of the Fund were as follows:

Carol L. Colman
Paolo M. Cucchi
R. Jay Gerken, CFA
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

30	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with

LMP Corporate Loan Fund Inc.	31

respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

32	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

LMP

Corporate Loan Fund Inc.

Directors	LMP Corporate Loan Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett		New York, NY 10017-3909
Jeswald W. Salacuse	Subadviser
	Citigroup Alternative Investments LLC	New York Stock Exchange Symbol
Officers		TLI
R. Jay Gerken, CFA
President and Chief Executive Officer	Auction agent
Kaprel Ozsolak	Deutsche Bank
Chief Financial Officer	60 Wall Street
Ted P. Becker	New York, NY 10005
Chief Compliance Officer
John Chiota	Custodian
Identity Theft Prevention Officer	State Street Bank and Trust Company
Robert I. Frenkel	1 Lincoln Street
Secretary and Chief Legal Officer	Boston, MA 02111
Thomas C. Mandia
Assistant Secretary	Transfer agent
Steven Frank	American Stock Transfer & Trust Company
Treasurer	59 Maiden Lane
Jeanne M. Kelly	New York, NY 10038
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD01642 5/11 SR11-1364

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	May 27, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	May 27, 2011